Form of 906 certification

Thomas J. Rowland and Jean M. Maurice, of Wayne Hummer Investment Trust (the "Registrant"), each certify pursuant to 18 U.S.C. Section 1350 enacted under
Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

     1. The attached report on Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the report.


Date:    DECEMBER 3, 2003               /s/ Thomas J. Rowland
                                        -------------------
                                        Principal Executive Officer


Date:    DECEMBER 3, 2003               /s/ Jean M. Maurice
                                        ------------------
                                        Principal Financial Officer